UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

OPY ACQUISITION CORP. I

(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPY ACQUISITION CORP. I

85 Broad Street

New York, New York 10004

NOTICE OF SPECIAL MEETING

OF STOCKHOLDERS

TO BE HELD ON OCTOBER     , 2023

To the Stockholders of OPY Acquisition Corp. I:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of OPY Acquisition Corp. I (“OPY,” “Company,” “we,” “us” or “our”). The special meeting will be held at _:00 _.m. Eastern Time on October __, 2023. OPY will be holding the special meeting as a virtual meeting via the following information:

OPY Meeting Information:

Meeting Date:     , October     , 2023

Meeting Time:  :00  .m.

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/opyacquisitioncorpi/    _

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID:     # to be held on October     , 2023

As discussed in the attached proxy statement, the purpose of the special meeting is to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to extend the deadline by which we have to consummate an initial business combination up to eight times, each such extension for a one-month period from October 30, 2023 to June 30, 2024, (such date actually extended to, the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Extension Amendment Proposal”);

•

A proposal to amend (the “NTA Amendment”) the charter to eliminate the restriction on the Company’s ability to provide redemption rights unless, after giving effect to such redemptions it would have net tangible assets of at least $5,000,001 upon consummation of such business combination. We refer to this proposal as the “NTA Amendment Proposal;” A copy of the proposed NTA Amendment is included in Annex A; and

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the NTA Proposal and Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination. Our charter provides that we have until October 30, 2023 to complete an initial business combination. While we are currently in discussions with one entity, the Board currently knows that there will not be sufficient time before October 30, 2023 to execute a business combination agreement and complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the deadline by which we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Extension Amendment Proposal (the “Charter Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, OPY Acquisition LLC I (our “sponsor”) or its designee will deposit into the trust account established in connection with the IPO (the “Trust Account”) as a loan (a “Contribution,” and the sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $     or (ii) $     per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $     if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the deadline by which the Company must consummate a Business Combination for an additional month (the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Extension Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting

Subject to applicable securities laws (including with respect to material nonpublic information), our sponsor, our directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, our directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $     per share, based on the amounts held in the Trust Account as of     , 2023 after the release of interest income to be used by us to pay our income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the sponsor, our directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the sponsor, our directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Class A common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of public shares electing to redeem.

The Company hereby represents that any Company securities purchased by the sponsor, our directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

If the Extension Amendment Proposal and the NTA Proposal are put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the NTA Proposal at the special meeting, do not vote on the Extension Amendment Proposal or the NTA Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Extension Amendment Proposal and the NTA Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (“founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting (or     , 2023). Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $    , based on the approximate amount of $     million held in the Trust Account as of     , 2023 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of our Class A common stock on     , 2023 was $    . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not submitted to a vote of stockholders at the special meeting, or the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve it or our Board determines to abandon the Extension Amendment and we do not consummate an initial business combination by October 30, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement, the holders of a share of our public shares and our founders shares (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of Class A common stock and founders shares vote together as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Extension Amendment Proposal and the NTA Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

The Board has fixed the close of business on     , 2023 as the record date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the NTA Proposal and the Adjournment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the NTA Proposal, the Adjournment Proposal and the special meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be held virtually as indicated above.

Dated: October , 2023

By Order of the Board of Directors,

/s/ Jonathan B. Siegel
Jonathan B. Siegel
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal or the NTA Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October     , 2023: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/opyacquisitioncorpi/    .

OPY ACQUISITION CORP. I

85 Broad Street

New York, New York 10004

SPECIAL MEETING IN LIEU OF

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER  , 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of OPY Acquisition Corp. I (“OPY,” “Company,” “we,” “us” or “our”) will be held at  :  .m. Eastern Time on October  , 2023. We will be holding the special meeting as a virtual meeting via the following information:

OPY Meeting Information:

Meeting Date:     , October  , 2023

Meeting Time:  :00  .m.

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/opyacquisitioncorpi/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID:     # to be held on October  , 2023

As discussed herein, the purpose of the special meeting is to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to extend the deadline by which we must complete our initial business combination up to eight times, each such extension for a one-month period from October 30, 2023 to June 30, 2024, (such date actually extended to, the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Extension Amendment Proposal”);

•

A proposal to amend (the “NTA Amendment”) the charter to eliminate the restriction on the Company’s ability to provide redemption rights unless, after giving effect to such redemptions it would have net tangible assets of at least $5,000,001 upon consummation of such business combination. We refer to this proposal as the “NTA Amendment Proposal;” A copy of the proposed NTA Amendment is included in Annex A; a proposal to (the “NTA Proposal”);

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provided that we had until 18 months from the closing of our IPO (April 29, 2023) to complete an initial business combination. On December 20, 2022, stockholders approved an amendment to extend this deadline to October 30, 2023. While we are currently in negotiations with one party, the Board currently believes that there will not be sufficient time before October 30, 2023 to execute the business combination agreement and complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the deadline by which we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Extension Amendment Proposal (the “Extension Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, OPY Acquisition LLC I (our “sponsor”) or its designee will deposit into the trust account established in connection with the IPO (the “Trust Account”) as a loan (a “Contribution,” and the sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $    or (ii) $    per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $    if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the deadline by which the Company must consummate a Business Combination for an additional month (the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Extension Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting.

If the Extension Amendment Proposal is put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal at the special meeting, do not vote on the Extension Amendment Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our founders shares, par value $0.0001 per share, which were acquired by them prior to the IPO (“founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. These shares must be received by the redemption

deadline which is 5:00 p.m. on     , 2023 (two business days prior to the special meeting) for the redemption to be valid.

Assuming that the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $   , based on the approximate amount of $    million held in the Trust Account as of     , 2023 less the interest income to be released to us to pay our income and franchise tax obligations. The closing price of our Class A common stock on     , 2023 was $   . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not submitted to a vote of stockholders at the special meeting, or is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Extension Amendment Proposal or the stockholders approve it and our Board determines to abandon the Extension Amendment and we do not consummate an initial business combination by October 30, 2023, in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement, the holders of shares of our public stock and our founders shares (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of public shares and founders shares vote together as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Extension Amendment Proposal and the NTA Proposal, and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Extension Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, an amount of the principal and interest in the Trust Account sufficient to redeem such public shares (the “Withdrawal Amount”). The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date. Holders of public shares who do not elect to have us redeem their public shares in connection with approval of the Extension Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the New Termination Date if the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved by stockholders.

The record date for the special meeting is     , 2023. Record holders of our common stock at the close of business on the record date are entitled to vote in person or have their votes cast by proxy at the special

meeting. On the record date,      shares of our common stock, including      public shares and 3,162,500 founder shares, were outstanding and entitled to vote. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated October  , 2023 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on ______, October __, 2023 at _:00 _.m., local time. or at any adjournments or postponements thereof. The special meeting will be held virtually. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In October 2021, we consummated the IPO and in November 2021 the underwriter fully exercised its over-allotment option. Like most blank check companies, the charter provided for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date (in our case, initially, April 29, 2023). In December 2022, stockholders approved an amendment to the charter to extend the deadline to October 30, 2023. The Board believes that it is in the best interests of our stockholders to continue our existence until the New Termination Date in order to allow us more time to complete such business combination. In addition, we are proposing charter amendments to remove the requirement that the Company must have net tangible assets of at least $5,000,001 after redemptions.

Q: How do I access the virtual meeting?

A. The special meeting can be accessed using the following information:

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/opyacquisitioncorpi/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155(toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155

(standard rates apply)

Conference ID:     # to be held on October  , 2023

Q. What is proposed to be voted on?

A. It is proposed that you vote on:

•  a proposal to amend the charter to extend the deadline by which we have to consummate an initial business combination up to eight times on a monthly basis from October 30, 2023 to June 30, 2023;

• a proposal to A proposal to amend the charter to eliminate the restriction on the Company’s ability to provide redemption rights unless, after giving effect to such redemptions it would have net tangible assets of at least $5,000,001 upon consummation of such business combination; and

• a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting.

The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination. If the Extension Amendment Proposal is approved, the Company agrees to contribute (or cause to be contributed) the lesser of $ and $ per public share outstanding. The purpose of the NTA Amendment Proposal is to give the Company the flexibility to complete an initial business combination in the event of significant redemptions.

Assuming that the Board determines to submit the Extension Amendment Proposal to a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved at the special meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $ , based on the approximate amount of $ million held in the Trust Account as of , 2023 less the interest income to be released to us to pay our income and franchise tax obligations. The closing price of our Class A common stock on , 2023 was $ . We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not submitted to a vote of stockholders at the special meeting, or the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Extension Amendment Proposal or the stockholders approve the Extension Amendment Proposal and our Board determines to abandon the Charter Amendment and we do not consummate an initial business combination by October 30, 2023 in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolves and liquidates, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We may use up to $100,000 of interest to pay dissolution expenses. We will pay the costs of liquidation above that amount from our remaining assets held outside of the Trust Account.

Q. Why is the Board proposing the Extension Amendment Proposal?

A. The charter currently provides for the redemption of the public shares from the public stockholders from the Trust Account if no qualifying business combination is consummated on or before October 30, 2023. Accordingly, the Trust Agreement provides for the trustee to liquidate the Trust Account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in negotiations with one party, we have not yet executed a definitive agreement for an initial business combination and will not be able to consummate such an initial business combination by October 30, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

As we believe we will not be able to consummate an initial business combination within the permitted time period currently provided in the charter, we have determined to seek stockholder approval of the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination.

We believe that given our expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to extend the deadline by which we must complete an initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is approved and the charter amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which we are in discussions. Accordingly, the Board is proposing the Extension Amendment Proposal to extend the deadline by which we have to complete an initial business combination until the New Termination Date.

Q. Why is the Board proposing the NTA Proposal?	A. The Company is presenting the NTA Proposal to facilitate the completion of a business combination. If the NTA Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the NTA Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation

Q. How do the OPY insiders intend to vote their shares?

A. All of our sponsor, executive officers and directors are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the NTA Proposal and the Adjournment Proposal.

Our sponsor is not entitled to elect to have its founder shares redeemed in connection with the approval of the Extension Amendment Proposal. Our directors, executive officers and their respective affiliates (if any), are entitled to elect to have the shares of Class A common stock they purchased in the IPO (if any) redeemed in connection with the approval of the Extension Amendment Proposal.

On the record date, our sponsor beneficially owned and was entitled to vote 3,162,500 founder shares, representing approximately   % of our issued and outstanding common stock. Neither our sponsor nor any of our executive officers and directors beneficially owned any public shares as of such date.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. Any public shares held by affiliates of ours may be voted in favor of the Extension Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. For all matters described in this proxy statement, a holder of a share of common stock outstanding on the record date for the special meeting is entitled to one vote per share, and holders of the public shares and founders shares vote together as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Extension Amendment Proposal and the

NTA Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established at the special meeting, but will have no effect on the approval of the Adjournment Proposal. With respect to the Extension Amendment Proposal and the NTA Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q. What if I don’t want to vote for the Extension Amendment Proposal or the NTA Proposal?	A. If you do not want the Extension Amendment Proposal or the NTA Proposal to be approved, you must abstain, not vote, or vote against the Extension Amendment Proposal or the NTA Proposal. If the Extension Amendment Proposal is submitted for a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders unless our board opts to not proceed.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination. The charter provides that all holders of public shares, including those who vote for or against the Extension Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account in connection with the approval of the Extension Amendment Proposal. Assuming that the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved at the special meeting, public stockholders who elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal should receive the funds shortly after the special meeting which is scheduled for October __, 2023. Assuming that the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the Extension Amendment Proposal is approved at the special meeting, those public stockholders who elect not to have their public shares redeemed in connection with the approval of the Extension Amendment Proposal will retain redemption rights with respect to a future initial business combination, or, if we do not consummate an initial business combination by the New Termination Date.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and is not approved and we have not consummated an initial business combination by October 30, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. If the Extension Amendment Proposal is approved, what happens next?

A. If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, we will continue our efforts to execute a definitive agreement for an initial business combination with one or more targets.

If we execute such an agreement, we will seek to complete the proposed business combination, which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering the proposed business combination and distributing proxy materials to stockholders; and

•  holding a special meeting to consider such proposed business combination.

We are seeking approval of the Extension Amendment Proposal because we believe we will not be able to execute an initial business combination agreement and complete all of the above listed tasks prior to October 30, 2023.

The Company has agreed that in connection with each monthly extension it will deposit, or cause to be deposited, into the Trust Account the lesser of $    or $    per public share that remains outstanding after the special meeting.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved by holders of at least a majority of our common stock outstanding as of the record date, we expect to file the charter amendment with the Secretary of State of the State of Delaware. In such event, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A common stock and warrants will remain publicly traded.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of public shares from the public stockholders who elected to have their public shares redeemed in connection with the approval of the Extension Amendment Proposal from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our directors and officers through the founder shares.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved and the charter amendment is implemented, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefore, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We may use up to $100,000 of interest to pay dissolution expenses. We will pay any costs of liquidation above that amount from our remaining assets held outside of the Trust Account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the Proposal?	A. Yes. Your right to exercise redemption rights is not dependent upon whether or not you vote for any of the proposals or whether you vote to approve the proposals.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Extension Amendment Proposal and the NTA Proposal, and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal.

With respect to the Extension Amendment Proposal and the NTA Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of our common stock required to validly establish a quorum at the special meeting.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Extension Amendment Proposal, the NTA Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid special meeting. A quorum will be present with regard to each of the Proposals if the holders of at least a majority of the outstanding shares of our common stock on the record date are present in person or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on     , 2023, the record date, are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. On the record date,      shares of our common stock, including      public shares and 3,162,500 founder shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person or by proxy at the special meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of each of these proposals, the Board has determined that the Extension Amendment Proposal and the NTA Proposal are fair to and in the best interests of us and our stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal.

Q. What interests do OPY’s directors and officers have in the approval of the proposals?	A. Our directors and officers have interests in the proposals described in this proxy statement that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal—Interests of our Directors and Officers.”

Q. What if I object to the Extension Amendment Proposal or the NTA Proposal? Do I have appraisal rights?

A. If you do not want the Extension Amendment Proposal or the NTA Proposal to be approved, you must vote against, abstain from voting or refrain from voting on the Extension Amendment Proposal. You will still be entitled to elect to have your public shares redeemed in connection with the Extension Amendment Proposal even if you vote against, abstain or do not vote on the Extension Amendment Proposal.

You do not have appraisal rights in connection with the Extension Amendment Proposal or the NTA Proposal.

Q. What happens to the OPY warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not submitted to a vote of stockholders at the special meeting or the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Extension Amendment Proposal or the stockholders approve the Extension Amendment Proposal and our Board determines to abandon the charter, and we have not consummated an initial business combination by October 30, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of our discussion and liquidation, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the OPY warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is submitted to a stockholder vote at the special meeting and is approved (and our Board does not abandon the charter Amendment, we will continue to attempt to execute a definitive agreement for an initial business combination, and if successful, will attempt to complete such initial business combination by the New Termination Date. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a OPY stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still participate in the special meeting and vote in if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to participate in the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I elect to have my public shares redeemed in connection with the approval of the Extension Amendment Proposal?

A. Each public stockholder may elect to have such stockholder’s public shares redeemed for such stockholder’s pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Extension Amendment Proposal.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) no later than 5:00 p.m. on     , 2023 (two business days prior to the special meeting). Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. If you hold your shares as part of a unit, you will need to separate the units before exercising redemption rights.

Certificates that have not been tendered in accordance with these procedures by 5:00 p.m. at least two business days prior to the special meeting will not be redeemed in connection with the approval of the Extension Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the special meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the special meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write, email or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to implement the charter Amendment or consummate an initial business combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account; or

•	our ability to finance and consummate an initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated October 26, 2021 (Registration No. 333-260171) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that approving the Extension Amendment Proposal will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, we can provide no assurances that an initial business combination will be consummated prior to the New Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public stockholders the opportunity to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal, and, if the Extension Amendment Proposal is approved by our stockholders at the special meeting, we will be required to offer our remaining public stockholders the opportunity to elect to have us redeem their public shares again in connection with any stockholder vote to approve the initial business combination.

Even if the Extension Amendment Proposal is submitted for a vote of stockholders at the special meeting, the amount of cash remaining in the Trust Account could be insufficient to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the approval of the Extension Amendment Proposal and any submission of a proposed initial business combination to stockholders for a vote could exacerbate these risks. Other than in connection with redemptions effected pursuant to the charter, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, or at such earlier time as may be required by law or regulation, or that we determine in our discretion is advisable to avoid such a result, we will liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our common stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of IPO Registration Statement (or at such earlier time as discussed below), instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds (in each case, to the extent they exist) held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or interest-bearing deposits until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company or such securities holdings. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. If we are required to do so, stockholders would no longer be able to receive any potential gain from an future initial business combination and their warrants would expire worthless.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the Trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act although there can be no assurance that the SEC will not take a different position as the SEC has indicated that it has serious questions concerning the applicability of the Investment Company Act to SPACs.

As a SPAC, we were formed for the sole purpose of completing an initial business combination. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of our IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we will liquidate the securities held in the Trust Account prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 29, 2023, and instead hold all funds in the Trust Account in cash or in an interest bearing bank account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash or in an interest bearing bank account.

We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination. In such circumstances, we would expect to abandon our efforts to complete the Business Combination and liquidate the Trust Account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $10.36 per share (based on the amount in the Trust Account as of June 30, 2023), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 26, 2023, instruct the Trustee to hold all funds in the Trust Account in cash or in an interest bearing bank account until the earlier of the consummation of the Business Combination or our liquidation. Any decision to hold all funds in the Trust Account in cash or in an interest bearing bank account may reduce the amount our public stockholders would receive upon any redemption or liquidation.

While the funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 26, 2023, instruct the Trustee to hold all funds in the Trust Account in cash or in an interest bearing bank account until the earlier of the consummation of the Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the Trust Account in cash or in an interest bearing bank account, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, may reduce the effective yield on the amounts in the Trust Account and the amount our public stockholders would receive upon any redemption or liquidation.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

We may not be able to complete an initial business combination if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we or the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Potential differing interests with other businesses of Oppenheimer & Co. or Oppenheimer clients could negatively impact the performance of an investment in us.

Our sponsor is an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”). In addition, Jonathan B. Fassberg, a director, and Michael A. Margolis, our special advisor, are currently associated with Oppenheimer and are not independent of Oppenheimer (although there is no assurance that either of them will remain associated with Oppenheimer). Oppenheimer also served as underwriter for our initial public offering. There are significant differing interests among our management team, our directors, and our sponsor and its affiliates that could negatively impact the performance of an investment in us.

Oppenheimer, including its affiliates and personnel, is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Oppenheimer provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high net-worth individuals. Oppenheimer acts as an investment banker, research provider, investment adviser, financier, adviser, market maker, derivatives dealer, lender, counterparty, agent, principal and investor. In those and other capacities, Oppenheimer advises clients in all major markets and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients, through client accounts and the relationships and products it sponsors, manages and advises. Oppenheimer has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which we may directly and indirectly invest. Oppenheimer’s sponsorship of our company, its provision of services both to us (including as a financial advisor) and to third-party clients, as well as from actions undertaken by Oppenheimer for its own account will present it with differing interests. In performing services for other clients and also when acting for its own account, Oppenheimer may take commercial steps which may have an adverse effect on us. Any of Oppenheimer’s financial market activities may, individually or in the aggregate, have an adverse effect on us, and the interests of Oppenheimer or its clients or counterparties may at times be adverse to ours. Neither we nor Oppenheimer can assure anyone that any particular differing interest will be resolved to our or your benefit.

We are not in compliance with the continued listing standards of the Nasdaq Global Market and there can be no assurance we will achieve compliance.

On September 12, 2023, we received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Listing Rule 5450(a)(2), which requires the Company to have at least 400 shareholders for continued listing on the Nasdaq Global Market (the “Minimum Total Holders Rule”). The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Global Market.

The Notice states that the Company has 45 calendar days to submit a plan to regain compliance with the Minimum Total Holders Rule. The Company intends to submit a plan to regain compliance with the Minimum Total Holders Rule within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Total Holders Rule. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

While the Company believes it can submit a plan that will result in an extension, there can be no assurance that such plan will be accepted or, if accepted, that an initial Business Combination can be completed prior to the expiration of the 180 day period.

BACKGROUND

OPY

We are a blank check company incorporated on July 20, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We intend to effectuate our initial business combination (the “Business Combination”) using cash from the proceeds of the IPO and the private placement of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.

Our registration statement for the IPO was declared effective on October 26, 2021. On October 29, 2021, OPY consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share and one-half of one redeemable warrant to purchase one share of Class A common stock for $11.50 (“Warrant”). Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) with OPY Acquisition LLC I ( the “sponsor”) of 2,100,667 warrants (the “Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $3,151,000. The Private Warrants are identical to the Warrants underlying the Units sold in the IPO except that subject to certain limited exceptions including the Common Stock issuable upon exercise of the Private Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.

In connection with the IPO, the Company granted the underwriters the option to purchase an additional 1,650,000 Units (the “Over Allotment Option”). The underwriters opted to exercise the Over-Allotment Option in full and the sale of the additional Units closed on November 5, 2021 resulting in gross proceeds of $16,500,000. In connection with the closing of the Over-Allotment Option, the sponsor purchased an additional 110,000 Private Placement Warrants at $1.50 for total proceeds from the Private Placement of $165,000.

The Units began trading on October 27, 2021 on the Nasdaq Global Market (the “Nasdaq”) under the symbol “OHAAU.” Commencing on December 20, 2021, the shares of Class A common stock and warrants comprising the Units began separate trading on the Nasdaq under the symbols “OHAA” and “OHAAW,” respectively. Those Units not separated continue to trade on the Nasdaq under the symbol “OHAAU.”

Our initial stockholders currently hold 3,162,500 founder shares. The founder shares will automatically convert into shares of our Class A common stock on the first business day following the completion of our initial business combination. Prior to our initial business combination, only holders of founder shares will be entitled to vote on the election of directors.

Upon the closing of the IPO, the Private Placement and the Over-Allotment Option, $127,765,000 ($10.10 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Warrants in the Private Placement were placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

The Company and the underwriters also entered into a business combination marketing agreement pursuant to which the Company agreed to pay the underwriters a fee of $4,427,500 upon consummation of an initial business combination.

A Potential Initial Business Combination

During the search process from the consummation of our IPO through the date hereof, we reviewed over 100 potential acquisition targets. These potential acquisition targets originated through the sponsor’s networks and relationships, or through financial advisors and other deal referral sources. We conducted due diligence to varying degrees on such prospective targets, including review of such businesses’ management, business model, competitive landscape, and certain financials, in each case, to the extent available. The sponsor convened its investment team on a biweekly basis to review these opportunities in detail. Following such reviews and discussions, and at various points in time, we discontinued our review of certain targets for one or various reasons, often pertaining to a target’s insufficient fit relative to our target economic attributes.

We are currently in negotiations with one company to complete an initial business combination that would qualify as an initial business combination under the charter. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the charter amendment is implemented and you have not elected to have your public shares redeemed in connection with the approval of the Extension Amendment Proposal or the NTA Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

THE SPECIAL MEETING

The Special Meeting

Date and Time. The special meeting of our stockholders will be held on October __, 2023 at _:00 _.m., local time. The special meeting will be conducted virtually. Stockholders may access the meeting as follows:

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/opyacquisitioncorpi/

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID:    # to be held on October  , 2023

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on    , 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time other than the NTA Proposal, on which only founder shares are entitled to vote. Our warrants do not carry voting rights.

Votes Required. For all matters described in this proxy statement, the holders of a share of our public shares and our founders shares are entitled to one vote per share of common stock and vote together as a single class. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Extension Amendment Proposal and the NTA Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on the relevant proposal), your action will have the effect of a vote against the Extension Amendment Proposal and the NTA Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Extension Amendment Proposal and the NTA Proposal and no effect on Adjournment Proposal.

At the close of business on the record date, there were     outstanding shares of our common stock, including     public shares and 3,162,500 founder shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the NTA Proposal approved, you should vote against, abstain from voting or refrain from voting on the Extension Amendment Proposal or the NTA Proposal. If you want to have your public shares redeemed out of the Trust Account in the event the Extension Amendment Proposal and the NTA Proposal is approved, you must demand redemption of your shares as described in this proxy statement. Holders of public shares may elect to have their public shares redeemed regardless of whether they vote for or against, abstain from voting on or do not vote on the Extension Amendment Proposal or the NTA Proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Extension Amendment Proposal, NTA Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to have your public shares redeemed in connection with the approval of the Extension Amendment Proposal. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $12,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail (including e-mail), telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE EXTENSION AMENDMENT PROPOSAL

Extension Amendment Proposal

We are proposing to amend the charter to extend the deadline by which we have to consummate an initial business combination on a monthly basis up to eight times from October 30, 2023 to the New Termination Date.

The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination. Stockholder approval of the Extension Amendment Proposal is required for the implementation of the New Termination Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor or its designee will deposit into the trust account established in connection with the IPO (the “Trust Account”)as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $    or (ii) $    per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $    if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the deadline by which the Company must consummate a Business Combination for an additional month (the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by October 30, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If we dissolve and liquidate, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A (the charter amendment).

Reasons for the Extension Amendment Proposal

Our IPO prospectus and charter provided that we had until April 29, 2023 to consummate an initial business combination. On December 20, 2022, OPY stockholders approved an amendment to the charter to extend this deadline to October 30, 2023. While we are currently in negotiations with one entity, there will not be sufficient time before October 30, 2023 to complete an initial business combination.

Pursuant to the charter, public stockholders are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal Is Not Approved

Assuming that the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting, but the Extension Amendment Proposal is not approved, and we have not consummated an initial business combination by October 30, 2023, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved, we will not implement the charter Amendment, will not redeem public shares from any public stockholders (even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in this proxy statement) and, in the event we do not complete an initial business combination on or before October 30, 2023 as provided in the charter, the charter requires us to take the actions described above.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Extension Amendment Proposal, we expect to file the charter amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete an initial business combination by the New Termination Date.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Extension Amendment Proposal, our Board may determine to abandon the charter Amendment. If the Board makes such determinations and we do not consummate an initial business combination by October 30, 2023, in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is submitted to a vote of stockholders at the special meeting and the stockholders approve the Extension Amendment Proposal and we file the charter amendment with the Secretary of State of the State of Delaware, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders if then required and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is approved and implemented and you have not elected to have your public shares redeemed in connection with the approval of the Extension Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Based on the balance in the Trust Account as of    , 2023, less amounts to be released to us to pay income and franchise taxes, the estimated per share redemption price would be $   .

Redemption Rights in Connection with the Approval of the Extension Amendment Proposal

If the Extension Amendment Proposal is approved, the public stockholders electing to have their public shares redeemed in connection with the approval of the Extension Amendment Proposal will be entitled to receive, in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses.

TO ELECT TO HAVE US REDEEM YOUR SHARES IN CONNECTION WITH THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL, PRIOR TO 5:00 P.M. EASTERN TIME ON    , 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD (1) PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR (2) DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At

Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. The requirement for physical or electronic delivery at least two business days prior to the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. Stockholders making the election will not be able to tender their shares for redemption after the date that is at least two business days prior to the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their public shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the Trust Account as described herein. In the event that a public stockholder tenders its public shares and decides prior to the vote at the special meeting that it does not want to have its public shares redeemed, the public stockholder may withdraw the tender of such public stockholder’s public shares for redemption. In the event that a public stockholder delivers public shares for redemption to our transfer agent and decides prior to the vote at the special meeting not to have its public shares redeemed in connection with the approval of the Extension Amendment Proposal, such public stockholder may request that our transfer agent return the shares (physically or electronically). A public stockholder may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders public shares for redemption and the Extension Amendment Proposal is either not submitted to a vote of stockholders at the special meeting or is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the approval the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election to have their public shares redeemed in connection with the approval of the Extension Amendment Proposal until such shares are redeemed for cash or returned to such stockholders.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the special meeting, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the Extension Amendment Proposal.

Our sponsor and all of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our sponsor beneficially owned and was entitled to vote 3,162,500 shares of our founders shares representing approximately 20% of our issued and outstanding common stock.

Our directors, executive officers and their respective affiliates are not entitled to elect to have their founder shares redeemed in connection with the approval of the Extension Amendment Proposal. Our directors, executive officers and their respective affiliates are entitled to elect to have any shares of Class A common stock purchased in the IPO or in the open market redeemed in connection with the approval of the Extension Amendment Proposal.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to have their public shares redeemed by us in connection with the approval of the Extension Amendment Proposal for a portion of the Trust Account. Any shares of our common stock held by affiliates will be voted in favor of the Extension Amendment Proposal.

Consequences if the Extension Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the special meeting, there are insufficient votes of the holders of our common stock to approve the Extension Amendment Proposal, the chairman of the special meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holder of our common stock in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the special meeting is empowered by our bylaws to adjourn the special meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the special meeting to approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved at the special meeting or at any adjournment thereof or the charter amendment contemplated thereby is not implemented, and an initial business combination is not completed on or before October 30, 2023, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the charter or (y) upon the date that is the later of October 30, 2023 and such later date as may be approved by our stockholders in accordance with the charter, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by October 30, 2023 (in accordance with the charter, the 3,162,50 founders shares held by our sponsor, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,210,667 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $3,316,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $    million and $   , respectively, based on the last sale price of our Class A common stock and warrants of $    and $   , respectively, on the Nasdaq on    , 2023;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If the business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•

Our directors and executive officers all hold ownership interests in our sponsor which was formed for the sole purpose of investing in our founders shares and warrants. As such, if the Extension Amendment Proposal is not approved and we are unable to complete a business combination by October 30, 2023, their investment in the sponsor will be worthless;

•

None of our executive officers or directors has received any cash compensation for services rendered to us although our executive officers have received units in our sponsor as compensation by the sponsor. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•

Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of our initial business combination. However, if we fail to obtain the Extension and consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the proposed business combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to, and in the best interests of, us and our stockholders. The Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

While we are currently in negotiations with respect to one entity, we have not yet executed a definitive agreement for an initial business combination. As such, we would not be able to consummate such an initial business combination by October 30, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote is required to extend our corporate existence, except in connection with, and effective upon consummation of, an initial business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to elect to have their public shares redeemed in the case that our corporate existence is extended as described above. As we continue to believe that an initial business combination would be in the best interests of our stockholders, and as we believe we will not be able to consummate an initial business combination within the time period currently provided in the charter, we have determined to seek stockholder approval to extend the deadline by which we have to complete an initial business combination to the New Termination Date.

We are not asking you to vote on an initial business combination at this time. If the Extension Amendment Proposal are approved at the special meeting, the charter amendment is implemented and you have not elected to have your public shares redeemed by us in connection with the approval of the Extension Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed by us for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE NTA PROPOSAL

We are proposing to amend the charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A attached to this Proxy Statement to eliminate from the charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the NTA Proposal

The Board believes the opportunity to complete an Initial Business Combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s Initial Business Combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the NTA Proposal is not approved and there are significant requests for redemption at the time of our Initial Business Combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the charter could prevent the Company from completing the business combination even if all other conditions to closing are met.

We may decide to abandon either of the charter Proposals at any time and for any reason prior to filing the Extension Amendment or the Redemption Limitation Amendment with the Secretary of State of the State of Delaware.

If the NTA Proposal is Not Approved

If the NTA Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the NTA Proposal is not approved, and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the NTA Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Second Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

If the NTA Proposal is Approved

If the NTA Proposal is approved (and the Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Second Extension Amendment Proposal and the NTA Proposal are made and, assuming the Second Extension Amendment Proposal is approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

The Board’s Recommendation for the NTA Proposal

As discussed below, after careful consideration of all relevant factors, the Board has determined that the NTA Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable adoption of the NTA Proposal and unanimously recommends that you vote “FOR” such Proposal.

The charter currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of common stock in connection with an initial Business Combination that does not allow the Company to redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. The Board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.

The Board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Unless the NTA Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Second Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, the Board determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the NTA Proposal requires the affirmative vote of the holders of a majority of all then outstanding shares of the common stock.

If you do not want the NTA Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on this proposal will have the same effect as votes “AGAINST” such Proposal.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the NTA Proposal.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any of the Extension Amendment Proposal and the NTA Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve any one or more of the Extension Amendment Proposal and the NTA Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Extension Amendment Proposal and the NTA Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Extension Amendment Proposal or the NTA Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Extension Amendment Proposal or the NTA Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Extension Amendment Proposal and the NTA Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Extension Amendment Proposal and the NTA Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, ____________, 2023, our sponsor is entitled to vote approximately ___% of the voting outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of      , 2023 based on information obtained from the persons named below and other public filings, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
OPY Acquisition LLC I	3,162,500	20.0
Jonathan B. Siegel	—	—%
Daniel E. Geffken	—	—%
David R. Epstein	—	—%
Kim D. Blickenstaff	—	—
Jonathan B. Fassberg	—	—
Barbara L. Weber	—	—
All executive officers and directors as a group (6 individuals)	—	—%

Name and Address of Beneficial Owner(3)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our stockholders is c/o OPY Acquisition Corp. I, 85 Broad Street, New York, NY 10004.
(2)

Interests shown consist solely of founder shares. Such shares are not convertible into shares of Class A common stock within 60 days of the date of this proxy statement but will automatically convert into shares of Class A common stock on the first business day following the completion of our initial business combination.

(3)

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we will disclose by press release or by filing of a Current Report on Form 8-K when we anticipate that the 2023 annual meeting of stockholders will be held. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling, emailing or writing Morrow Sodali LLC, our proxy solicitor, at

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)

Email: OHAA.info@investor.morrowsodali.com

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to OPY Acquisition Corp. I, 85 Broad Street, New York, New York 10004, Attention: Jonathan B. Siegel.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October __, 2023 (one week prior to the meeting date).

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OPY ACQUISITION CORP. I

OPY Acquisition Corp. I (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing the first sentence of Section 9.2(a) in its entirety with the following sentence:

“Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”).”

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the phrase at the beginning of Section 9.2(d) of Article IX “In the event that the Corporation has not completed an initial Business Combination by October 30, 2023 (the “Termination Date” in its entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not completed an initial Business Combination by June 30, 2024 or, if such date is not a date the Delaware Secretary of State is open for filings, the next business day (the “Termination Date”)”

3. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing Section 9.2(e) in its entirety with the following:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

4. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of Section 9.2(f) and replacing it with “[Reserved]”

5. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this     day of     , 2023.

OPY ACQUISITION CORP. I

By:
Name:	Jonathan B. Siegel
Title:	Chairman and Chief Executive Officer

Proxy Card

OPY ACQUISITION CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

October __, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October __, 2023, in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held on __________, October __, 2023 at _:00 _.m., local time and any postponement or adjournment thereof hereby appoints Jonathan B. Siegel and David Epstein, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of OPY Acquisition Corp. I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on _________, October __, 2023: This notice of special meeting and the accompanying proxy statement are available at https://www.cstproxy.com/opyacquisitioncorpi/

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Extension Amendment Proposal	☐	☐	☐

To amend our amended and restated certificate of incorporation (the “charter”) to extend the deadline by which we have to consummate an initial business combination up to eight times on a monthly basis from October 30, 2023 to June 30, 2024, (the “New Termination Date”) pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Extension Amendment Proposal”);

Proposal 2 – The NTA Proposal

To amend the charter to eliminate the restriction on the Company’s ability to provide redemption rights unless, after giving effect to such redemptions it would have net tangible assets of at least $5,000,001 upon consummation of such business combination pursuant to amendments set forth in Annex A of the accompanying proxy statement (the “NTA Proposal”);

Proposal 3 — The Adjournment Proposal	☐	☐	☐

To approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting.

Dated: 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.